UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 18, 2013

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette, Detroit, Michigan 48226

(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On March 18, 2013, Greektown Superholdings, Inc. (“Greektown”) and Athens Acquisition, LLC (“Athens”) executed a binding Minority Rights Term Sheet regarding Athens’ provision of minority protections to the non-Athens stockholders of Greektown. The Minority Rights Term Sheet provides that Athens will grant all non-Athens stockholders of Greektown a put right to sell their shares to Athens at $90 per share on an unconverted basis until the later to occur of December 31, 2013 or six months after Athens has acquired control of Greektown. In addition, the Minority Rights Term Sheet provides for independent director representation on the Board of Directors. The independent director will have veto rights over Greektown’s entry into certain related party transactions and changes to Greektown’s organizational documents which disproportionately and adversely affect the non-Athens stockholders of Greektown. Athens has agreed to cause Greektown to continue as an SEC registrant unless and until Athens effects a short-form merger, except with the prior approval of the independent director. A copy of the Minority Rights Term Sheet, filed as Exhibit 10.1 to this report, is incorporated herein by reference.  The foregoing summary is qualified in its entirety by reference to the Minority Rights Term Sheet. There can be no assurance that the parties will reach agreement on definitive documentation (the “Definitive Agreement”) with respect to the Minority Rights Term Sheet.

In fulfillment of one of the conditions set forth in the Minority Rights Term Sheet, on March 19, 2013, Greektown’s board of directors approved, subject to the execution of the Definitive Agreement, the termination of the Rights Agreement (the “Rights Agreement”) dated December 31, 2012, between the Company and Continental Stock Transfer & Trust Company and suspension of the conditional rights distribution that had been declared on December 30, 2012. The Rights Agreement and rights distribution had not, in any event, become effective because their effectiveness had been made expressly dependent upon approval of the Michigan Gaming Control Board and such approval has not been obtained.

ITEM 5.03 Amendments to Bylaws

In fulfillment of one of the other conditions set forth in the Minority Rights Term Sheet, Greektown’s board of directors determined on March 19, 2013, that, effective upon the execution of the Definitive Agreement, the Company’s Bylaws shall be amended to repeal the December 30, 2012 amendments and restore the Bylaws to their form prior to December 30, 2012. A copy of the Bylaws in the form in which it shall be amended upon execution of the Definitive Agreement, is filed as Exhibit 3.1 to this report.

ITEM 8.01 Other Events

Greektown issued a press release dated March 19, 2013, which is incorporated by reference herein. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM           9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Bylaw amendment to become effective upon execution of the Definitive Agreement.
10.1	Minority Rights Term Sheet, dated March 18, 2013.
99.1	Press Release of Greektown Superholdings, Inc., dated March 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2013

GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Michael Puggi
Name:	Michael Puggi
Title:	President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaw amendment to become effective upon execution of the Definitive Agreement.
10.1	Minority Rights Term Sheet, dated March 18, 2013.
99.1	Press Release of Greektown Superholdings, Inc., dated March 19, 2013.